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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 19, 2005


                             ARGENT SECURITIES INC.

  (as depositor under an Indenture, dated as of April 19, 2005, providing for, inter alia, the issuance of Asset Backed Notes, Series 2005-W1)


                             Argent Securities Inc.
                             ----------------------

             (Exact name of registrant as specified in its charter)
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          Delaware                   333-121782                77-0599834
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(State or Other Jurisdiction         (Commission             (I.R.S. Employer
     of Incorporation)               File Number)        Identification Number)

1100 Town & Country Road
      Suite 1100
   Orange, California                                           92868
------------------------                                        -----
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (714) 564-0660
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                                      -2-


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01   Acquisition or Disposition of Assets.
            ------------------------------------

         For a description of the Notes and the Mortgage Pool, refer to the Indenture.


Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:


                  EXHIBIT NO.    DESCRIPTION
                  -----------    -----------

                  3.1 Amended and Restated Trust Agreement, dated as of April 19, 2005, among Argent Securities Inc., as Depositor, U.S. Bank Trust National Association, as Owner Trustee and Deutsche Bank National Trust Company, as Certificate Registrar and Certificate Paying Agent.

                  EXHIBIT NO.    DESCRIPTION
                  -----------    -----------

                  4.1 Indenture dated as of April 19, 2005, between Argent Mortgage Loan Trust 2005-W1, as Issuer and Deutsche Bank National Trust Company, as Indenture Trustee.

                  EXHIBIT NO.    DESCRIPTION
                  -----------    -----------

                  99.1 Sale and Servicing Agreement, Dated as of April 19, 2005, among Argent Securities Inc., as Depositor, Argent Mortgage Loan Trust 2005-W1, as Issuer, Ameriquest Mortgage Company, as Master Servicer and Deutsche Bank National Trust Company, as Indenture Trustee.

                  99.2 Mortgage Loan Purchase Agreement, dated as of April 15, 2005, among Argent Securities Inc., as Purchaser and Argent Mortgage Company, LLC, as Seller.

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                                       -4-


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 4, 2005


                                          NEW CENTURY MORTGAGE SECURITIES INC.

                                          By:  /s/ John Grazer
                                             ---------------------------------
                                          Name:  John Grazer
                                          Title: Executive Vice President

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EXHIBIT INDEX


                               Sequentially
Exhibit                        Numbered
Number                         Description
------                         -----------

3.1 Amended and Restated Trust Agreement, dated as of April 19, 2005, among Argent Securities Inc., as Depositor, U.S. Bank Trust National Association, as Owner Trustee and Deutsche Bank National Trust Company, as Certificate Registrar and Certificate Paying Agent.

4.1 Indenture dated as of April 19, 2005, between Argent Mortgage Loan Trust 2005-W1, as Issuer and Deutsche Bank National Trust Company, as Indenture Trustee.

99.1 Sale and Servicing Agreement, dated as of April 19, 2005, among Argent Securities Inc., as Depositor, Argent Mortgage Loan Trust 2005-W1, as Issuer, Ameriquest Mortgage Company, as Master Servicer and Deutsche Bank National Trust Company, as Indenture Trustee.

99.2 Mortgage Loan Purchase Agreement, dated as of April 15, 2005, among Argent Securities Inc., as Purchaser and Argent Mortgage Company, LLC, as Seller.